ICOx Innovations Inks Agreement with BitRail for the Development of its Unique Crypto-Economy and Payments Network

BitRail Project will Leverage Customized Blockchain Payment Network to Provide Over Four Million Users a frictionless Cryptocurrency Payment Experience

LOS ANGELES, CA, Oct. 19, 2018 – ICOx Innovations Inc. (OTC: ICOX) (“ICOx Innovations” or the “Company”) announced today it, through its wholly-owned subsidiary, ICOx USA, Inc., has signed an agreement with BitRail, LLC to assist in the development and deployment of their branded blockchain economy and branded cryptocurrency payments infrastructure.

BitRail is payment platform that aims to make digital currencies as easy to spend as PayPal® and as easy to accept as Stripe®.

Under the terms of the agreement, ICOx Innovations has agreed to assist BitRail in establishing its corporate and financial governance model, network development, payments processing system, custom consensus infrastructure and user acquisition initiatives.

ICOx Innovations helped create and launch KODAKOne, a blockchain-based digital rights management platform for photographers to protect, manage and monetize their new and archived works.

“We’re thrilled to partner with BitRail as they prepare the release of their cryptocurrency payments platform to their network of over four million users,” said ICOx Innovations Founder and Chairman Cameron Chell. “There are a number of use cases the can be derived from adopting blockchain technology, but I’m most excited about building BitRail a branded blockchain economy powered by their own branded cryptocurrency providing their customers with a frictionless low cost transaction experience unlike they’ve ever experienced.”

ICOx Innovations creates loyalty, reward, gaming and payment cryptocurrencies for established companies branded blockchain economies fuelled by branded cryptocurrencies. The resulting blockchain economies solve long-standing problems by helping big brands reduce their payment transaction costs and increase customer adoption and engagement.

“We knew the promise distributed ledger technology could provide our existing customers. As with any new technology, there is a steep learning curve but partnering with ICOx substantially reduced the amount of time it took to build a viable platform” said Steve Urvan, Founder of BitRail. “ICOx Innovations, through their work with KODAKOne and many other established brands, has shown us they are the right partner to bring this vision into reality.”

For the terms of the agreements with BitRail, LLC, please refer to the Company’s Form 8-K to be filed with the Securities and Exchange Commission and on SEDAR, expected to be filed within four business days of this new release.

For more information on ICOx Innovations, visit www.icoxinnovations.com

About ICOx Innovations

ICOx is positioned for the long term as an enterprise platform for building blockchain economies for established brands. ICOx Innovations Inc. provides a platform for the design and creation of crypto economies that solve real-world problems with established organizations. ICOx Innovations provides operational insights intended to benefit and grow its customers’ businesses through the use of blockchain technology and cryptocurrencies. The ICOx Innovations platform is compliance-driven and combines rigorous strategic planning, capital structuring, technical integration and token economics model development, designed to allow its clients to create sustainable economies. The ICOx Innovations team co-founded KODAKOne, a blockchain-based image-rights management platform, and is the co-architect of KODAKCoin, the token that will reward and incentivize the KODAKOne platform users. Notably the Honorable Edmund C. Moy, 38th Director of the United States Mint (2006-2011) and the Honorable Alphonso Jackson, Former US Cabinet Secretary & Former Vice-Chair of JP Morgan Chase are members of the ICOx Board of Directors,

For more information on ICOx Innovations, go to: www.icoxinnovations.com.

About BitRail

BitRail will be an online payment platform that aims to make cryptocurrency as easy to spend as PayPal® and as easy to accept as Stripe®. The BitRail Platform aims to provide transparent, fully client-identified online payment transactions using only cryptocurrency utility tokens that are legally deemed not to be securities in the United States, that enable higher efficiencies for peer-to-peer marketplaces with fast payments, ultra-low costs and immutable, fully documented transaction history benefits of blockchain technology. The BitRail Platform will combine these benefits with full compliance with AntiMoney Laundering (AML), Know-Your-Customer (KYC) transaction monitoring systems and Money Transmitter Business licensing requirements to meet US federal and state regulations for money transfer and similar businesses.

On behalf of the Board of Directors of the Company.

ICOX INNOVATIONS INC.

“Bruce Elliott”

Bruce Elliott

President

For further information, please contact:

Michael Blum

424.570.9446

Media contact

Arian Hopkins

Communications

arian@icoxinnovations.com

Disclaimer for Forward Looking Statements

This news release contains “forward-looking statements.” Statements in this news release that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the Company’s statements that the BitRail project will provide over four million users a frictionless cryptocurrency payment experience; that the BitRail payment platform will make digital currencies as easy to spend as PayPal® and as easy to accept as Stripe®; that BitRail shall initially have a board of five directors or managers, as applicable of which two shall be appointed by the Company; that the Company intends to invoice the first phase of the software consulting services contract of up to $1,000,000 before end of December 31, 2018 subject to completion and approval of the services provided; that building BitRail a branded blockchain economy powered by their own branded cryptocurrency will provide their customers with a frictionless low cost transaction experience unlike they’ve ever experienced; and that KODAKCoin will reward and incentivize the KODAKOne platform users. The material assumptions supporting these forward-looking statements include, among others, that the Company’s future growth potential, results of operations, future prospects and opportunities; execution of the Company’s business strategy; there being no material variations in current regulatory environments; the Company’s operating expenses, including general and administrative expenses; the Company’s ability to obtain any necessary financing on acceptable terms; timing and amount of capital expenditures; retention of skilled personnel; continuation of current tax and regulatory regimes; and general economic and financial market conditions. Although management considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. These forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, including: inability to efficiently manage the Company’s operations; general economic and business conditions; the Company’s negative operating cash flow; the Company’s ability to obtain additional financing; increases in capital and operating costs; general cryptocurrency risks; technological changes and developments in the blockchain and cryptocurrencies; risks relating to regulatory changes or actions; and competition for blockchain platforms and technologies; any of which may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Further, although the Company has attempted to identify factors that could cause actual results, levels of activity, performance or achievements to differ materially from those described in forward-looking statements, there may be other factors that cause results, levels of activity, performance or achievements not to be as anticipated, estimated or intended. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.